UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 17, 2010

FOUR RIVERS BIOENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-31091	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 South Molton Street, 3rd Floor London, United Kingdom	W1K 5QP
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (44) 1642 674085

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This amendment to the Form 8-K filed on November 22, 2010 for an event date of November 17, 2010, is being filed to add to the filing (a) the Form of Warrant to be used for the Warrants granted and (b) a comprehensive table of granted warrants together with footnotes that explain the amount of warrants that are deemed to have vested and those which may vest based on future performance by performance event.  The table notes reconcile this schedule with previously disclosed information where appropriate.  The Form of Warrant sets forth the full terms thereof, including the anti-dilution terms, piggyback registration rights and cashless exercise provision.

Item 3.02  Unregistered Sales of Equity Securities.

On November 17, 2010, the board of directors of Four Rivers Bioenergy Inc., (“Company”) approved the issuance of warrants to purchase up to an aggregate of 905,659 shares of common stock, of which 545,659 shares will be subject to warrants issuable to executive officers and directors (see Item 5.02 below) and 360,000 shares of common stock will be subject to warrants issuable to senior management persons and key contractors.

The warrants for the 360,000 shares will have an exercise price of $0.40 per share, representing the market price on the date of grant, and will be exercisable from the date of exercisability until seven years after the date of issue.   The warrants will have a cashless exercise feature and will have piggyback registration rights.  The warrants also will have regular anti-dilution protection.  All the warrants will become exercisable as follows:

1)

20% is exercisable immediately;

2)

20% is exercisable upon the successful raise of new equity or equity based capital of $1,500,000 or more;

3)

20% is exercisable when the Company commences production for sale of electricity or biodiesel products;

4)

20% is exercisable when the Company reaches sustainable production levels of electricity and / or biofuels which, according to the Company’s annual board of directors’ approved business plan for that year, are expected to generate sustainable annual EBITDA of at least $4,000,000; and

5)

20% is exercisable when, the Company reaches production levels of electricity or biofuels which, according to the Company’s annual board of directors’ approved business plan for that year, are expected to generate sustainable annual EBITDA of at least $6,000,000.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2010, the board of directors approved a series of warrants to purchase up to an aggregate of 545,659 shares to be issued to executive officers and directors of the Company.  The approval was based, in part, on the recommendation of the financial advisors to the Company which firm is advising the Company on raising capital in the equity markets.  The rational for their recommendation was to provide an equity incentivization to the management going forward because those persons do not have, in their opinion, an adequate, market level of equity or equity derivative position in the Company currently in the context of the Company’s situation.

The directors concluded that it was appropriate and in the best interest of the Company to provide in the warrant structure certain performance goals for exercisability.    The persons to be granted the new warrants and numbers of shares underlying the new warrants are as set forth below in the table:

Steve Padgett

256,649

Martin Thorp

224,138

Gary Hudson

14,872

Neil McRae

50,000

In determining the number of warrants to be issued the board of directors took into consideration the current equity and equity derivative position of each of the officers and directors (prior to the new warrant issuance) both (a) in absolute terms in relation to the market, and (b) in relation to the equity and equity derivative position of each officer and member of the board in relation to the other persons and the respective roles, responsibilities and experience levels of each person.

All of the new warrants are to have the same terms.  The exercise price will be $.40 per share, representing the market price on the date of grant, and will be exercisable from the date of exercisability until seven years after the date of issue.   The warrants will have a cashless exercise feature and will have piggyback registration rights.  The warrants also will have regular anti-dilution protection.  All the warrants will become exercisable as follows:

1)

20% is exercisable immediately;

2)

20% is exercisable upon the successful raise of new equity or equity based capital of $1,500,000 or more;

3)

20% is exercisable when the Company commences production for sale of electricity or biodiesel products;

4)

20% is exercisable when the Company reaches sustainable production levels of electricity and / or biofuels which, according to the Company’s annual board of directors’ approved business plan for that year, are expected to generate sustainable annual EBITDA of at least $4,000,000; and

5)

20% is exercisable when, the Company reaches production levels of electricity or biofuels which, according to the Company’s annual board of directors’ approved business plan for that year, are expected to generate sustainable annual EBITDA of at least $6,000,000.

In addition, the board of directors determined that it was in the Company’s best interests to alter certain terms of the unvested portion of all warrants previously issued on April 22, 2010 to certain directors, employees and consultants. The terms of those warrants that have already vested are not affected by this change.

The number of warrants affected by this change, and the persons who own them, are set out in the table below:

Person	Number of warrants affected by the change
Stephen Padgett	225,011
Martin Thorp	325,016
Neil McRae	25,001
Other persons (not officers or directors)	87,505
Total number of warrants affected	662,533

The vesting rights of these warrants were previously based on certain time milestones and were not directly linked to performance; the board determined that it is appropriate to alter the vesting rights of these warrants as follows and at the same time the exercise price of the warrants set out in the table above has been changed to $0.40 (from $0.47) in part to reflect the change in vesting conditions and in part to reflect the current market price.

The directors considered that it was important and in the best interests of the Company to review the vesting conditions of warrants already issued (but not yet vested) and to modify those vesting conditions, as set out in the table below, so as to create much greater linkage between the vesting of those warrants and the achievement of performance goals, in the same way that the new warrants have vesting conditions that are aligned to performance.

1)

25% is exercisable upon the successful raise of new equity or equity based capital of $1,500,000 or more;

2)

25% is exercisable when the Company commences production for sale of electricity or biodiesel products;

3)

25% is exercisable when the Company reaches sustainable production levels of electricity and / or biofuels which, according to the Company’s annual board of directors’ approved business plan for that year, are expected to generate sustainable annual EBITDA of at least $4,000,000; and

4)

25% is exercisable when, the Company reaches production levels of electricity or biofuels which, according to the Company’s annual board of directors’ approved business plan for that year, are expected to generate sustainable annual EBITDA of at least $6,000,000.

The directors considered that it is appropriate and in the best interests of the Company to incur the non-cash charge to the income statement, if any, in this and future periods that may arise from these warrants given the importance and value of ensuring strong mutuality of interest between the officers, directors and management team persons of the Company and the Company itself.

Item 8.01.  Other Events.

Set forth below is a table of the outstanding warrants to the directors, officers and management persons, with the general vesting schedules of such warrants, taking into account the grant of warrants issued on November 17, 2010 and the modification to the unvested portion of certain outstanding warrants:

				New warrants	Total all
	No of shares	Previously issued warrants		Issued	shares and
	owned	Vested	Not Vested	Nov 17, 2010	warrants
Board of Directors
Stephen Padgett	347,553	224,989	225,011	256,649	1,054,202
Martin Thorp	23,921	324,984	325,016	224,138	898,059
Gary Hudson	668,371	-	-	14,872	683,243
Neil McRae	-	24,999	25,001	50,000	100,000

Others
Key managers, contractors and employees	-	87,495	87,505	360,000	535,000

	1,039,845	662,467	662,533	905,659	3,270,504

Item 9.01  Financial Statements and Exhibits.

99.1

Press release dated November 22, 2010

99.2

Form of Warrant for use in the grants approved on November 17, 2010.

99.3

Schedule of variances to the Form of Warrant, setting forth the officer and director persons by name and other persons by category to be issued the approved Warrants, together with the vesting data, with explanatory footnotes, of such Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2010	FOUR RIVERS BIOENERGY INC.

	By:	/s/ Martin Thorp
Name: Martin Thorp
Title: Chief Financial Officer

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